UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01545
Eaton Vance Special Investment Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
November 30
Date of Fiscal Year End
November 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Risk-Managed Equity Option Fund Annual Report November 30, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report November 30, 2011
Eaton Vance
Risk-Managed Equity Option Fund

Table of Contents
Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	23
Federal Tax Information	24
Management and Organization	25
Important Notices	27

Eaton Vance
Risk-Managed Equity Option Fund
November 30, 2011
Management’s Discussion of Fund Performance1
Economic and Market Conditions
Despite increased global markets volatility, U.S. equity markets posted solid results for the 12 months ending November 30, 2011. In the initial months of the period, investor sentiment for U.S. equities was high as U.S. economic conditions reaccelerated, data pointed to more improvement in 2011 and corporate earnings results generally beat expectations. During this time frame, U.S. stocks registered broad-based gains amid global economic strength, an increase in corporate mergers and acquisitions activity, and solid U.S. corporate profit growth.
By early spring 2011, U.S. stock returns began to moderate, faltering as global economic growth decelerated and U.S. corporate profit growth slowed. Other negatives included ongoing worries about the European debt crisis and deliberations in Washington about raising the U.S. debt ceiling.
From July through September, U.S. stocks registered broad-based and steep declines when the eurozone’s distress worsened and global economic activity further decelerated. In October, U.S. stocks rallied strongly, with most indices producing some of the biggest monthly point gains in decades. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, fresh economic data indicated that the U.S. economy was not poised to move back into recession. The rally proved short-lived, however as the market declined again in November in response to the failure of the “super committee” in the U.S. to identify $1.2 trillion in spending cuts and inability of the European Union to convince the markets that it had a viable plan to stem the region’s sovereign debt crisis.
Fund Performance
For the fiscal year ending November 30, 2011, Eaton Vance Risk-Managed Equity Option Fund’s Class A shares at net asset value (NAV) had a total return of -0.95%. By comparison, the Fund’s primary benchmark, the S&P 500 Index (the Index),2 gained 7.83%.
The Fund’s underperformance versus the Index was due mainly to the negative performance of its underlying equity portfolio, where security selection in the energy, information technology, consumer discretionary and health care sectors detracted from performance. In contrast, stock selection in the consumer staples, materials and telecommunication services sectors contributed to results, as did underweighting the financials sector, which declined during the period.
Contributions from the Fund’s options overlay strategy aided performance and mitigated some of the negative results in the equity portfolio — particularly in the latter half of the period, when stocks were volatile and largely in retreat. The options strategy, which is designed to help limit the Fund’s exposure to market volatility, can be beneficial during periods of market weakness but detracts during periods of market strength, such as in the first half of the fiscal year.
Management continues to believe that, over time, its strategy of owning a diversified portfolio of common stocks, augmented by a program of writing (selling) index call options and purchasing index put options, may provide an attractive risk-return profile during a variety of equity market conditions.
Early in the fiscal year, the Fund’s writing of call options restrained results, as the market was rising and premium income was relatively low. But after the market peaked in April and began a steep slide in July, premium income increased and few of the call options were redeemed. In addition, the falling equity market made the Fund’s puts more favorable for returns. So, as the year progressed, the Fund’s overall options strategy added to performance as higher volatility came into play.
Effective August 18, 2011, the Fund’s distribution schedule was changed from quarterly to semiannually. The size of each distribution is periodically evaluated and will depend on long-term expectations for equity market returns and the level of market volatility.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Risk-Managed Equity Option Fund
November 30, 2011
Performance2,3
Portfolio Managers Walter A. Row III, CFA, CMT; Michael A. Allison, CFA; Ken Everding, Ph.D; Jonathan Orseck

			Since
% Average Annual Total Returns	Inception Date	1 Year	Inception

Class A at NAV	2/29/2008	–0.95%	–0.89%
Class A at 5.75% Maximum Sales Charge	—	–6.68	–2.45
Class C at NAV	2/29/2008	–1.64	–1.65
Class C at 1% Maximum Sales Charge	—	–2.59	–1.65
Class I at NAV	2/29/2008	–0.67	–0.66
S&P 500 Index	2/29/2008	7.83%	-0.23%
CBOE S&P 500 BuyWrite Index	2/29/2008	5.92	0.31

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I

Gross	1.54%	2.29%	1.29%
Net	1.50	2.25	1.25
Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class C	2/29/08	$9,396	N.A.

Class I	2/29/08	$9,754	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Risk-Managed Equity Option Fund
November 30, 2011
Fund Profile
Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments)[5]

QUALCOMM, Inc.	3.9%
Apple, Inc.	3.8
Exxon Mobil Corp.	3.6
Oracle Corp.	2.9
Danaher Corp.	2.7
UnitedHealth Group, Inc.	2.6
AT&T, Inc.	2.5
Google, Inc., Class A	2.4
Monsanto Co.	2.3
ConocoPhillips	2.3

Total	29.0%

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Risk-Managed Equity Option Fund
November 30, 2011
Endnotes and Additional Disclosures

1	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

3	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. In addition, effective August 18, 2011, the Fund changed its name from Eaton Vance Risk-Managed Equity Option Income Fund to Eaton Vance Risk-Managed Equity Option Fund.

4	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 3/31/12. Without the reimbursement, performance would have been lower.

5	Excludes cash and cash equivalents. Depictions do not reflect the Fund’s option positions.

Fund profile subject to change due to active management.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 – November 30, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(6/1/11)	(11/30/11)	(6/1/11 – 11/30/11)		Ratio

Actual
Class A	$1,000.00	$953.90	$7.35	**	1.50%
Class C	$1,000.00	$949.60	$11.00	**	2.25%
Class I	$1,000.00	$954.10	$6.12	**	1.25%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.50	$7.59	**	1.50%
Class C	$1,000.00	$1,013.80	$11.36	**	2.25%
Class I	$1,000.00	$1,018.80	$6.33	**	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on May 31, 2011.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Portfolio of Investments

Common Stocks — 94.3%

Security	Shares	Value

Aerospace & Defense — 0.8%

Boeing Co. (The)	12,752	$875,935

		$875,935

Beverages — 2.5%

Beam, Inc.	5,216	$273,944
Coca-Cola Co. (The)	35,419	2,381,220

		$2,655,164

Biotechnology — 1.3%

Celgene Corp.(1)	22,630	$1,427,500

		$1,427,500

Chemicals — 2.3%

Monsanto Co.	33,691	$2,474,604

		$2,474,604

Commercial Banks — 3.5%

KeyCorp	83,071	$605,588
PNC Financial Services Group, Inc.	17,284	936,966
Wells Fargo & Co.	82,890	2,143,535

		$3,686,089

Communications Equipment — 3.9%

QUALCOMM, Inc.	74,487	$4,081,888

		$4,081,888

Computers & Peripherals — 3.8%

Apple, Inc.(1)	10,654	$4,071,959

		$4,071,959

Construction & Engineering — 2.3%

Fluor Corp.	43,629	$2,391,742

		$2,391,742

Consumer Finance — 0.8%

American Express Co.	17,865	$858,235

		$858,235

Diversified Financial Services — 3.5%

Citigroup, Inc.	1,376	$37,813
JPMorgan Chase & Co.	64,843	2,008,188
Moody’s Corp.	47,492	1,648,447

		$3,694,448

Diversified Telecommunication Services — 4.5%

AT&T, Inc.	89,971	$2,607,360
CenturyLink, Inc.	33,281	1,248,703
Verizon Communications, Inc.	25,358	956,757

		$4,812,820

Electric Utilities — 1.5%

American Electric Power Co., Inc.	20,129	$798,719
PPL Corp.	24,620	739,092

		$1,537,811

Electrical Equipment — 0.7%

Emerson Electric Co.	13,449	$702,710

		$702,710

Energy Equipment & Services — 1.9%

Halliburton Co.	24,480	$900,864
Schlumberger, Ltd.	14,950	1,126,183

		$2,027,047

Food & Staples Retailing — 2.0%

Costco Wholesale Corp.	25,122	$2,142,907

		$2,142,907

Health Care Equipment & Supplies — 3.9%

Covidien PLC	21,774	$991,806
St. Jude Medical, Inc.	57,437	2,207,878
Varian Medical Systems, Inc.(1)	15,230	947,763

		$4,147,447

Health Care Providers & Services — 6.8%

AmerisourceBergen Corp.	53,254	$1,978,386
DaVita, Inc.(1)	13,420	1,022,335
Fresenius Medical Care AG & Co. KGaA ADR	20,582	1,413,572
UnitedHealth Group, Inc.	57,000	2,779,890

		$7,194,183

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.2%

McDonald’s Corp.	13,235	$1,264,207

		$1,264,207

Household Products — 2.6%

Colgate-Palmolive Co.	6,189	$566,293
Procter & Gamble Co.	34,347	2,217,786

		$2,784,079

Industrial Conglomerates — 3.2%

Danaher Corp.	58,173	$2,814,410
General Electric Co.	33,398	531,362

		$3,345,772

Insurance — 1.8%

Aflac, Inc.	20,602	$894,951
MetLife, Inc.	31,220	982,805

		$1,877,756

Internet & Catalog Retail — 1.9%

Amazon.com, Inc.(1)	4,000	$769,160
priceline.com, Inc.(1)	2,626	1,275,947

		$2,045,107

Internet Software & Services — 4.5%

eBay, Inc.(1)	71,796	$2,124,444
Google, Inc., Class A(1)	4,327	2,593,560

		$4,718,004

IT Services — 2.9%

Accenture PLC, Class A	17,421	$1,009,199
International Business Machines Corp.	10,682	2,008,216

		$3,017,415

Machinery — 0.6%

Deere & Co.	7,409	$587,163

		$587,163

Media — 2.1%

Comcast Corp., Class A	70,775	$1,604,469
Walt Disney Co. (The)	17,865	640,460

		$2,244,929

Metals & Mining — 2.7%

Cliffs Natural Resources, Inc.	10,700	$725,567
Freeport-McMoRan Copper & Gold, Inc.	12,801	506,920
Goldcorp, Inc.	31,083	1,668,846

		$2,901,333

Multiline Retail — 1.2%

Macy’s, Inc.	39,115	$1,264,588

		$1,264,588

Oil, Gas & Consumable Fuels — 8.3%

Apache Corp.	13,749	$1,367,200
ConocoPhillips	33,543	2,392,287
Exxon Mobil Corp.	47,179	3,795,079
Occidental Petroleum Corp.	12,428	1,229,129

		$8,783,695

Personal Products — 2.0%

Estee Lauder Cos., Inc. (The), Class A	18,000	$2,123,640

		$2,123,640

Pharmaceuticals — 3.7%

Johnson & Johnson	15,349	$993,387
Pfizer, Inc.	114,000	2,287,980
Teva Pharmaceutical Industries, Ltd. ADR	15,519	614,708

		$3,896,075

Real Estate Investment Trusts (REITs) — 0.6%

AvalonBay Communities, Inc.	5,188	$647,722

		$647,722

Software — 4.5%

Microsoft Corp.	65,415	$1,673,316
Oracle Corp.	97,877	3,068,444

		$4,741,760

Specialty Retail — 0.9%

Home Depot, Inc. (The)	25,028	$981,598

		$981,598

Textiles, Apparel & Luxury Goods — 1.6%

NIKE, Inc., Class B	18,079	$1,738,838

		$1,738,838

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 2.0%

Philip Morris International, Inc.	27,737	$2,114,669

		$2,114,669

Total Common Stocks
(identified cost $103,630,743)		$99,860,839

Call Options Purchased — 0.0%(2)

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Shaw Group, Inc. (The)	440	$35.00	1/21/12	$1,100

Total Call Options Purchased
(identified cost $186,530)				$1,100

Put Options Purchased — 2.2%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

SPDR S&P 500 ETF Trust	8,195	$109.00	3/17/12	$2,413,427

Total Put Options Purchased
(identified cost $6,545,549)				$2,413,427

Short-Term Investments — 3.4%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.07%(3)	$3,627	$3,627,375

Total Short-Term Investments
(identified cost $3,627,375)		$3,627,375

Total Investments — 99.9%
(identified cost $113,990,197)		$105,902,741

Call Options Written — (2.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	305	$1,200	12/2/11	$(1,377,075)
S&P 500 Index	400	1,250	12/16/11	(884,000)

Total Call Options Written
(premiums received $1,886,298)				$(2,261,075)

Put Options Written — (0.0)%(2)

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Teva Pharmaceutical Industries, Ltd. ADR	330	$32.50	12/16/11	$(1,485)

Total Put Options Written
(premiums received $39,600)				$(1,485)

Other Assets, Less Liabilities — 2.2%				$2,300,677

Net Assets — 100.0%				$105,940,858

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of November 30, 2011.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Statement of Assets and Liabilities

Assets	November 30, 2011

Unaffiliated investments, at value (identified cost, $110,362,822)	$102,275,366
Affiliated investment, at value (identified cost, $3,627,375)	3,627,375
Cash	10,000
Restricted cash*	200,000
Dividends receivable	258,207
Interest receivable from affiliated investment	190
Receivable for investments sold	2,841,572
Receivable for Fund shares sold	93,005
Tax reclaims receivable	34,245
Receivable from affiliates	9,422

Total assets	$109,349,382

Liabilities

Written options outstanding, at value (premiums received, $1,925,898)	$2,262,560
Payable for Fund shares redeemed	923,701
Payable to affiliates:
Investment adviser fee	80,312
Administration fee	13,385
Distribution and service fees	33,931
Trustees’ fees	907
Accrued expenses	93,728

Total liabilities	$3,408,524

Net Assets	$105,940,858

Sources of Net Assets

Paid-in capital	$114,548,820
Accumulated distributions in excess of net realized gain	(188,622)
Net unrealized depreciation	(8,419,340)

Total	$105,940,858

Class A Shares

Net Assets	$53,437,460
Shares Outstanding	7,588,477
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.04
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$7.47

Class C Shares

Net Assets	$26,875,230
Shares Outstanding	3,853,722
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$6.97

Class I Shares

Net Assets	$25,628,168
Shares Outstanding	3,627,674
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.06

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian as collateral for written options.
**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Statement of Operations

Year Ended
Investment Income	November 30, 2011

Dividends (net of foreign taxes, $6,025)	$2,572,136
Interest allocated from affiliated investment	1,975
Expenses allocated from affiliated investment	(372)

Total investment income	$2,573,739

Expenses

Investment adviser fee	$1,421,759
Administration fee	236,960
Distribution and service fees
Class A	208,512
Class C	382,219
Trustees’ fees and expenses	5,572
Custodian fee	187,202
Transfer and dividend disbursing agent fees	155,943
Legal and accounting services	39,246
Printing and postage	42,780
Registration fees	66,024
Miscellaneous	23,462

Total expenses	$2,769,679

Deduct —
Reduction of custodian fee	$404
Allocation of expenses to affiliates	205,838

Total expense reductions	$206,242

Net expenses	$2,563,437

Net investment income	$10,302

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$19,628,530
Investment transactions allocated from affiliated investment	71
Written options	1,750,553
Foreign currency transactions	2,972

Net realized gain	$21,382,126

Change in unrealized appreciation (depreciation) —
Investments	$(19,892,815)
Written options	(1,261,509)
Foreign currency	3,892

Net change in unrealized appreciation (depreciation)	$(21,150,432)

Net realized and unrealized gain	$231,694

Net increase in net assets from operations	$241,996

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Statements of Changes in Net Assets

	Year Ended November 30,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$10,302	$566,750
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	21,382,126	(10,037,383)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(21,150,432)	(15,629)

Net increase (decrease) in net assets from operations	$241,996	$(9,486,262)

Distributions to shareholders —
From net investment income
Class A	$—	$(348,069)
Class C	—	(101,956)
Class I	—	(108,605)
From net realized gain
Class A	(2,852,418)*	—
Class C	(1,132,583)*	—
Class I	(1,274,086)*	—
Tax return of capital
Class A	—	(11,744,261)
Class C	—	(3,440,110)
Class I	—	(3,664,462)

Total distributions to shareholders	$(5,259,087)	$(19,407,463)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$17,164,252	$158,526,710
Class C	3,591,152	36,361,868
Class I	12,196,655	64,507,548
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,442,864	10,407,072
Class C	872,440	2,520,863
Class I	894,475	2,085,426
Cost of shares redeemed
Class A	(86,834,749)	(124,422,380)
Class C	(27,159,195)	(12,546,885)
Class I	(36,732,509)	(35,617,123)

Net increase (decrease) in net assets from Fund share transactions	$(113,564,615)	$101,823,099

Net increase (decrease) in net assets	$(118,581,706)	$72,929,374

Net Assets

At beginning of year	$224,522,564	$151,593,190

At end of year	$105,940,858	$224,522,564

Accumulated undistributed net investment income included in net assets

At end of year	$—	$172

*	Includes the quarterly May 2011 distribution of $2,437,626 ($1,301,731 for Class A, $528,866 for Class C and $607,029 for Class I) characterized as a long-term capital gain distribution pursuant to Rule 19b-1(e) of the 1940 Act relief granted to the Fund by the SEC (see Note 2).

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Financial Highlights

	Class A

	Year Ended November 30,
					Period Ended
	2011		2010	2009	November 30, 2008(1)

Net asset value — Beginning of period	$7.330		$8.200	$8.830	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.009		$0.025	$0.042	$0.017
Net realized and unrealized gain (loss)	(0.069	)(3)	(0.295)	0.660	(0.737)

Total income (loss) from operations	$(0.060)		$(0.270)	$0.702	$(0.720)

Less Distributions

From net investment income	$—		$(0.017)	$(0.028)	$(0.450)
From net realized gain	(0.230)		—	(0.732)	—
Tax return of capital	—		(0.583)	(0.572)	—

Total distributions	$(0.230)		$(0.600)	$(1.332)	$(0.450)

Net asset value — End of period	$7.040		$7.330	$8.200	$8.830

Total Return(4)	(0.95)%		(3.35)%	9.06%	(7.40	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$53,437		$123,121	$96,501	$1,027
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.50%		1.50%	1.50%	1.50	%(8)
Net investment income	0.13%		0.32%	0.53%	0.25	%(8)
Portfolio Turnover	96%		60%	45%	27	%(5)

(1)	For the period from the start of business, February 29, 2008, to November 30, 2008.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.13%, 0.04%, 0.49% and 4.92% of average daily net assets for the years ended November 30, 2011, 2010 and 2009 and the period ended November 30, 2008, respectively).
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Financial Highlights — continued

	Class C

	Year Ended November 30,
					Period Ended
	2011		2010	2009	November 30, 2008(1)

Net asset value — Beginning of period	$7.290		$8.160	$8.810	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.044)		$(0.032)	$(0.021)	$(0.031)
Net realized and unrealized gain (loss)	(0.076	)(3)	(0.291)	0.665	(0.749)

Total income (loss) from operations	$(0.120)		$(0.323)	$0.644	$(0.780)

Less Distributions

From net investment income	$—		$(0.016)	$(0.026)	$(0.410)
From net realized gain	(0.200)		—	(0.732)	—
Tax return of capital	—		(0.531)	(0.536)	—

Total distributions	$(0.200)		$(0.547)	$(1.294)	$(0.410)

Net asset value — End of period	$6.970		$7.290	$8.160	$8.810

Total Return(4)	(1.64)%		(4.15)%	8.20%	(7.89	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$26,875		$50,965	$30,219	$511
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.25%		2.25%	2.25%	2.25	%(8)
Net investment loss	(0.61)%		(0.41)%	(0.26)%	(0.45	)%(8)
Portfolio Turnover	96%		60%	45%	27	%(5)

(1)	For the period from the start of business, February 29, 2008, to November 30, 2008.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.13%, 0.04%, 0.49% and 4.92% of average daily net assets for the years ended November 30, 2011, 2010 and 2009 and the period ended November 30, 2008, respectively).
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Financial Highlights — continued

	Class I

	Year Ended November 30,
					Period Ended
	2011		2010	2009	November 30, 2008(1)

Net asset value — Beginning of period	$7.350		$8.220	$8.840	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.028		$0.046	$0.064	$0.045
Net realized and unrealized gain (loss)	(0.078	)(3)	(0.297)	0.662	(0.746)

Total income (loss) from operations	$(0.050)		$(0.251)	$0.726	$(0.701)

Less Distributions

From net investment income	$—		$(0.018)	$(0.029)	$(0.459)
From net realized gain	(0.240)		—	(0.732)	—
Tax return of capital	—		(0.601)	(0.585)	—

Total distributions	$(0.240)		$(0.619)	$(1.346)	$(0.459)

Net asset value — End of period	$7.060		$7.350	$8.220	$8.840

Total Return(4)	(0.67)%		(3.23)%	9.37%	(7.22	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,628		$50,436	$24,873	$3,804
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.25%		1.25%	1.25%	1.25	%(8)
Net investment income	0.39%		0.59%	0.79%	0.61	%(8)
Portfolio Turnover	96%		60%	45%	27	%(5)

(1)	For the period from the start of business, February 29, 2008, to November 30, 2008.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.13%, 0.04%, 0.49% and 4.92% of average daily net assets for the years ended November 30, 2011, 2010 and 2009 and the period ended November 30, 2008, respectively).
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.

See Notes to Financial Statements.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Risk-Managed Equity Option Fund (formerly, Eaton Vance Risk-Managed Equity Option Income Fund) (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Notes to Financial Statements — continued

During the year ended November 30, 2011, a capital loss carryforward of $16,550,672 was utilized to offset net realized gains by the Fund.

As of November 30, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended November 30, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2 Distributions to Shareholders

Prior to August 2011, the Fund made quarterly distributions. Currently, the Fund intends to make semi-annual distributions from its cash available, which is determined by the Fund’s investment adviser, for distribution and generally consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums received and net realized and unrealized gains on stock investments.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Notes to Financial Statements — continued

Under Section 19(b) of the 1940 Act, a fund is typically only permitted to make one long-term capital gain distribution in a fiscal year. In October 2011, the Fund requested Rule 19b-1(e) of the 1940 Act relief from the SEC to recharacterize its May 2011 distribution (formerly declared as ordinary income and classified as return of capital in a written notice to shareholders pursuant to Section 19(a) of the 1940 Act) as a long-term capital gain distribution. The SEC provided the Fund with Rule 19b-1(e) relief so it could recharacterize the May 2011 distribution as a long-term capital gain distribution and so the Fund could make a total of two capital gain distributions in the twelve months ending November 30, 2011, which exceeds the number of long-term capital gain distributions permitted under Section 19(b) of the 1940 Act absent the relief available under Rule 19b-1(e).

At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

The tax character of distributions declared for the years ended November 30, 2011 and November 30, 2010 was as follows:

	Year Ended November 30,

	2011		2010

Distributions declared from:
Ordinary income	$2,747		$558,630
Long-term capital gains	5,256,340	*	—
Tax return of capital	—		18,848,833

*	Includes the quarterly May 2011 distribution of $2,437,626 characterized as a long-term capital gain distribution pursuant to Rule 19b-1(e) of the 1940 Act relief granted to the Fund by the SEC.

During the year ended November 30, 2011, accumulated distributions in excess of net realized gain was decreased by $24,054, accumulated undistributed net investment income was decreased by $10,474 and paid-in capital was decreased by $13,580 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of November 30, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized depreciation	$(8,607,962)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended November 30, 2011, the investment adviser fee amounted to $1,421,759 or 0.90% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its advisory fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM and PRA have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.50%, 2.25% and 1.25% annually of the average daily net assets of Class A, Class C and Class I, respectively, through March 31, 2012. Thereafter, this agreement may be changed or terminated at any time. Pursuant to this agreement, EVM and PRA were allocated $205,838 in total of the Fund’s operating expenses for the year ended November 30, 2011. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended November 30, 2011, the administration fee amounted to $236,960.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Notes to Financial Statements — continued

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended November 30, 2011, EVM earned $5,000 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $28,512 as its portion of the sales charge on sales of Class A shares for the year ended November 30, 2011. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended November 30, 2011 amounted to $208,512 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended November 30, 2011, the Fund paid or accrued to EVD $286,664 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At November 30, 2011, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $3,005,000.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended November 30, 2011 amounted to $95,555 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended November 30, 2011, the Fund was informed that EVD received approximately $59,000 and $13,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $148,081,525 and $267,118,679, respectively, for the year ended November 30, 2011.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Notes to Financial Statements — continued

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended November 30,

Class A	2011	2010

Sales	2,346,006	19,880,056
Issued to shareholders electing to receive payments of distributions in Fund shares	329,733	1,368,572
Redemptions	(11,878,815)	(16,224,225)

Net increase (decrease)	(9,203,076)	5,024,403

	Year Ended November 30,

Class C	2011	2010

Sales	491,750	4,618,275
Issued to shareholders electing to receive payments of distributions in Fund shares	118,423	334,698
Redemptions	(3,749,220)	(1,664,279)

Net increase (decrease)	(3,139,047)	3,288,694

	Year Ended November 30,

Class I	2011	2010

Sales	1,645,710	8,171,300
Issued to shareholders electing to receive payments of distributions in Fund shares	120,531	275,509
Redemptions	(5,003,146)	(4,609,441)

Net increase (decrease)	(3,236,905)	3,837,368

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at November 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$114,178,819

Gross unrealized appreciation	$1,240,453
Gross unrealized depreciation	(9,516,531)

Net unrealized depreciation	$(8,276,078)

9 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include purchased and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at November 30, 2011 is included in the Portfolio of Investments.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Notes to Financial Statements — continued

Written call and put options activity for the year ended November 30, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	4,550	$1,914,677
Options written	36,840	30,783,651
Options terminated in closing purchase transactions	(26,980)	(24,616,574)
Options expired	(13,375)	(6,155,856)

Outstanding, end of year	1,035	$1,925,898

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At November 30, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund purchases call options on individual stocks at or above the current value of the stock to enhance return. In buying call options on individual stocks, the Fund in effect, acquires potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium paid. The Fund purchases put options on indices and exchange-traded funds that replicate such indices below the current value of the index or exchange-traded fund to reduce the Fund’s exposure to market risk and volatility. In buying put options on an index or exchange-traded fund, the Fund in effect, acquires protection against decline in the value of the applicable index or exchange-traded fund below the exercise price in exchange for the option premium paid. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund writes put options on individual stocks and exchange-traded funds below the current value of the individual security to generate premium income. In writing put options on individual securities, the Fund in effect, sells protection against decline in the value of the applicable individual security below the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying security decline below the exercise price. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The Fund enters into over-the-counter written options that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At November 30, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $2,262,560. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $200,000 at November 30, 2011.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at November 30, 2011 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative

Purchased options	$2,414,527	(1)	$—
Written options	—		(2,262,560	)(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended November 30, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income(1)	Derivatives Recognized in Income(2)

Purchased options	$(4,724,440)	$(3,103,892)
Written options	1,750,553	(1,261,509)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Notes to Financial Statements — continued

The average number of purchased options contracts outstanding during the year ended November 30, 2011, which is indicative of the volume of this derivative type, was 4,589 contracts.

10 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended November 30, 2011.

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$99,860,839	$—	$—	$99,860,839
Call Options Purchased	1,100	—	—	1,100
Put Options Purchased	2,413,427	—	—	2,413,427
Short-Term Investments	—	3,627,375	—	3,627,375

Total Investments	$102,275,366	$3,627,375	$—	$105,902,741

Liability Description

Call Options Written	$—	$(2,261,075)	$—	$(2,261,075)
Put Options Written	—	(1,485)	—	(1,485)

Total	$—	$(2,262,560)	$—	$(2,262,560)

The Fund held no investments or other financial instruments as of November 30, 2010 whose fair value was determined using Level 3 inputs. At November 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

12 Name Change

Effective August 18, 2011, the name of the Fund was changed from Eaton Vance Risk-Managed Equity Option Income Fund.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Risk-Managed Equity Option Fund (formerly Eaton Vance Risk-Managed Equity Option Income Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Risk-Managed Equity Option Fund (formerly Eaton Vance Risk-Managed Equity Option Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, February 29, 2008, to November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Risk-Managed Equity Option Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, February 29, 2008, to November 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 17, 2012

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $2,747, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gains Dividends. The Fund designates $5,256,340 as a capital gain dividend.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

Management and Organization — continued

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
Risk-Managed Equity Option Fund

November 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Parametric Risk Advisors LLC
274 Riverside Avenue
Westport, CT 06880

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3243-1/12	RMEOSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management

Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Risk-Managed Equity Option Fund (formerly, Eaton Vance Risk-Managed Equity Option Income Fund) (the “Fund”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended November 30, 2010 and November 30, 2011 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Risk-Managed Equity Option Fund

Period Ended	11/30/10	11/30/11

Audit Fees	$26,050	$26,300

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,200	$8,280

All Other Fees(3)	$1,400	$1,200

Total	$35,650	$35,780

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by D&T of each series for the last two fiscal years of each series.

Fiscal Years Ended	12/31/09	10/31/10*	11/30/10	12/31/10	10/31/11	11/30/11

Audit Fees	$247,995	$11,550	$47,600	$258,710	$11,650	$26,300

Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0

Tax Fees(2)	$117,870	$10,000	$15,200	$128,370	$10,100	$8,280

All Other Fees	$26,500	$500	$2,800	$20,400	$300	$1,200

Total	$392,365	$22,050	$65,600	$407,480	$22,050	$35,780

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

*	Series commenced operations on 4/1/2010.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/09	10/31/10	11/30/10	12/31/10	10/31/11	11/30/11

Registrant(1)	$144,370	$10,500	$18,000	$148,770	$10,400	$9,480

Eaton Vance(2)	$288,295	$278,901	$278,901	$250,973	$226,431	$287,931

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Special Investment Trust

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	January 17, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	January 17, 2012

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	January 17, 2012